Modification No. 2
Regarding
Amended and Restated Loan Agreement
Among
Certain Lenders,
 HSBC Bank USA, As Agent
And
MOOG INC.

        This Modification No. 2 dated as of March 5, 2004 (“Modification”) to the Amended and Restated Loan Agreement dated as of March 3, 2003, as modified by Modification No. 1 thereto dated as of August 6, 2003 (“Agreement”) is entered into by and among MOOG INC., a New York business corporation (“Borrower”), certain lenders which are currently parties to the Agreement (“Lenders”), and HSBC BANK USA, a New York banking corporation, as agent for the Lenders (“Agent”).

RECITALS

        A.    Borrower has advised the Agent and the Lenders that Borrower has reviewed its capital expenditure plan for the next few years in light of recent events, including the recent acquisition of the Poly-Scientific business of Litton Systems, Inc. by Moog Components Group Inc. and recent capital lease activity in Italy, and presently anticipates that it will be necessary to increase to $40,000,000 the current $30,000,000 limit on Consolidated Capital Expenditures in the Agreement, and Borrower has requested that the Agent and the Lenders so modify the Agreement.

        B.    The Agent and the Lenders are agreeable to the foregoing to the extent set forth in this Modification and subject to each of the terms and conditions stated herein.

        C.    The Borrower and each of the guarantors under the Agreement (“Guarantors”) will benefit from the modification set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of the Borrower and its Subsidiaries, the parties hereto agree as follows:

        1.     Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Modification shall have the same meanings specified in the Agreement.

        2.     Modification. The Agent and the Lenders hereby modify the Agreement as follows:

                (a) Section 9.10 entitled “Consolidated Capital Expenditures” is deleted in its entirety and replaced with the following:

“9.10 Consolidated Capital Expenditures. Make Consolidated Capital Expenditures, other than for any Permitted Acquisition, exceeding in the aggregate $40,000,000 for the Borrower and all Subsidiaries in any one fiscal year of the Borrower.”

                2.1     Limitation on Modification. The foregoing modification is only applicable and shall only be effective in the specific instance and for the specific purpose for which made, is expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Agreement or any other Loan Document, (ii) a waiver, amendment or modification of any right, power or remedy of either the Agent or any Lender under the Agreement or any Loan Document, or (iii) a waiver, amendment or modification of, or consent to, any Event of Default or Default under the Agreement or any Loan Document.

        3.    Conditions Precedent. The effectiveness of this Modification is subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                 3.1     Documentation. The parties hereto shall have duly executed and delivered to the Agent fourteen (14) duplicate originals of this Modification.

                 3.2     No Default. As of the effective date of this Modification, no Default or Event of Default shall have occurred and be continuing.

                 3.3     Representations and Warranties. The representation and warranties contained in Section 4 hereof and in the Agreement shall be true correct and complete as of the effective date of this Modification as though made on such date.

                 3.4     Other. The Agent shall have received such other approvals or documents as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent and its counsel.

         4.     Representations and Warranties of Borrower. Borrower hereby represents and warrants as follows:

                 4.1     Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, and the Agreement and each of the other Loan Documents remains in full force and effect.

                 4.2     As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

                4.3     The execution, delivery and performance by the Borrower of this Modification is within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene Borrower’s certificate of incorporation or bylaws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgement, injunction, decree, determination or award, and (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on Borrower or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

                 4.4     This Modification has been duly executed and delivered by the Borrower and by the Guarantors, and is the legal, valid and binding obligation of the Borrower and the Guarantors enforceable against the Borrower and each of the Guarantors in accordance with its terms.

                 4.5     No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Borrower and the Guarantors of this Modification or any other agreement or document related hereto or contemplated hereby to which the Borrower or any of the Guarantors is or is to be a party or is otherwise bound, or (ii) the exercise by the Agent or any Lender of its rights under the Agreement as modified by this Modification.

        5.     Acknowledgments and Reaffirmations.

                 5.1     The Borrower hereby reaffirms the Loan Documents to which it is a party and agrees that such Loan Documents remain in full force and effect.

                 5.2     By their signatures below, each of the Guarantors specifically consents to this Modification and reaffirms the continuing effectiveness of its respective guaranty and general security agreement executed and delivered in connection with the Agreement, and the UCC financing statements filed in connection with the Agreement, and agrees that such guaranty and general security agreement cover payment of any and all Obligations under the Agreement as modified hereby and under the notes executed and delivered in connection therewith.

        6.     Other.

                 6.1     Borrower agrees to pay all out-of-pocket expenses and fees of the Agent in connection with the negotiation, preparation and execution of this Modification including the reasonable fees and disbursements of counsel to the Agent.

                 6.2     This Modification may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

                 6.3     This Modification shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.

         The parties hereto have caused this Modification to be duly executed as of the date shown at the beginning of this Modification.

HSBC BANK USA, as Agent and as a Lender

By /s/ William H. Graser Name: William H. Graser Title: First Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By /s/ Sean V. Timms Name: Sean V. Timms Title: Vice President
FLEET NATIONAL BANK

By /s/ John C. Wright Name: John C. Wright
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By /s/ William R. Perkins Name: William R. Perkins Title: Vice President

BANK OF TOKYO-MITSUBISHI
TRUST COMPANY

By /s/ Paresh R. Shah
Name: Paresh R. Shah
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By /s/ Stephen W. Boyd
Name: Stephen W. Boyd
Title: Vice President

JPMORGAN CHASE BANK

By /s/ Michael E. Wolfram
Name: Michael E. Wolfram
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA

By /s/ Edward J. Kloecker, Jr.
Name: Edward J. Kloecker, Jr.
Title: Vice President

COMERICA BANK

By /s/ Joel S. Gordon
Name: Joel S. Gordon
Title: Assistant Vice President

SOCIETE GENERALE

By /s/ Eric E. O. Siebert
Name: Eric E. O. Siebert
Title: Managing Director

MOOG INC.

By /s/ Robert R. Banta
Name: Robert R. Banta
Title: Executive Vice President

MOOG FSC LTD., as a Guarantor

By /s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer

MOOG PROPERTIES, INC.,
as a Guarantor

By /s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer

MOOG INDUSTRIAL CONTROLS
CORPORATION, as a Guarantor

By /s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer

MOOG COMPONENTS GROUP INC.,
as a Guarantor

By /s/ Timothy P. Balkin
Name: Timothy P. Balkin
Title: Treasurer